UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MARCH 24, 2005/(MARCH 28, 2005)
                                                 -------------------------------

                        RELIANT HOME WARRANTY CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its chapter)

     FLORIDA                   0-29827                      65-065668
------------------      --------------------            -----------------
(State or other             (Commission                    (IRS Employer
 jurisdiction               File Number)                Identification No.)
of incorporation)

           200 YORKLAND BOULEVARD, SUITE 700, TORONTO ONTARIO M2J 5C1
           -------------------------------------------------- -------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code            416 445-9500
                                                        ----------------------

                              DIALEX MINERALS INC.
                     --------------------------------------
          (Former name or former address, if changed since last report)


ITEM 5 (5.01) - CHANGES IN CONTROL OF REGISTRANT

Sandro Sordi in trust ("Sandro"), acquired control of the Registrant, Dialex Minerals Inc. ("Company") by acquiring a majority of the issued and outstanding shares of the Company.

Sandro entered into a share purchase agreement effective March 16, 2005 (the "Agreement"), with the following shareholders of the company: Condor Gold Corp. and RTO Zarex Ltd. (collectively referred to as the "Selling Shareholders").

The terms of the agreement provide that the Selling Shareholders of the Company shall transfer a total of 36,455,000 pre-consolidated shares or an aggregate of 1,657,045 shares post-consolidated for a total of $287,500.

As of the date thereof, the Company has a total of 44,438,786 pre consolidated or 2,019,945 post-consolidation issued and outstanding common shares. Therefore Sandro had acquired eighty-two percent (82%) of the issued and outstanding common shares of the Company.

On March 24, 2005, pursuant to a Stock Exchange Agreement (the "Stock Exchange Agreement"), The BSA Group Limited ("BSA"), in trust for the shareholders of 1604494 Ontario Inc., an Ontario private company, acquired control of the Registrant, Reliant Home Warranty Corporation ("Company") by acquiring from treasury 76,000,000 shares of the Company in exchange for all of the issued and outstanding shares of 1604494 Ontario Inc.

As of the date thereof, the Company has a total of 78,019,945 issued and outstanding common shares. Therefore the shareholders of 1604494 Ontario Inc. have acquired ninety-seven point four percent (97.4%) of the issued and outstanding common shares of the Company.

Kevin Hamilton acquired beneficial ownership of 20,085,667 common shares in the capital of the Company, which he is deemed to beneficially own which are held by a corporation, the total of which represents 25.7 % of the issued and outstanding consolidated common shares of the Company. Such common shares of the Company were issued to Kevin Hamilton pursuant to the Stock Exchange Agreement whereby the consideration used by Kevin Hamilton was the exchange of one common share of 1604494 Ontario Inc. for each one common share of the Company acquired.

RS Atlantic Holdings Inc. a private company acquired ownership of 18,921,220 common shares in the capital of the Company, the total of which represents 24.2 % of the issued and outstanding consolidated common shares of the Company. Such common shares of the Company were issued to RS Atlantic Holdings Inc pursuant to the Stock Exchange Agreement whereby the consideration used by RS Atlantic Holdings Inc was the exchange of one common share of 1604494 Ontario Inc. for each one common share of the Company acquired.

HS Holdings Inc. a private company acquired ownership of 18,753,113 common shares in the capital of the Company, the total of which represents 24.0 % of the issued and outstanding consolidated common shares of the Company. Such common shares of the Company were issued to HS Holdings Inc pursuant to the Stock Exchange Agreement whereby the consideration used by HS Holdings Inc was the exchange of one common share of 1604494 Ontario Inc. for each one common share of the Company acquired.

Prior to the completion of the transactions contemplated by the Stock Exchange Agreement, Condor Gold Corp. was the only controlling shareholder of the Company and held 32,455,000 pre-consolidated common shares or 73% of the issued and outstanding common shares of the Company at that time.

Effective March 23, 2005 and prior to the approval of the Stock Exchange Agreement, the former directors of the Corporation, Alexander Stewart, Wallace Stonehouse, Kirk Boyd, Stephen Stewart and Neil Novak, resigned upon the appointment of the new directors, Kevin Hamilton, Valeri Guilis, Boyd Soussana and the Honourable John Roberts. Reliant Home Warranty Corporation

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

The Corporation offers a proprietary line of Home Value Warranty Programs, designed for sale to purchasers of residential real estate (single family homes and condominiums). The product line consists of three products:


i.        RVWP 100% Value Home Warranty
          -----------------------------

          The RVWP 100% Value Home Warranty guarantees the original purchase price of a residential property (home or condominium) for the period of five years from the date of purchase. It allows the purchaser to exercise the warranty on the fifth anniversary of the original purchase.

ii.       RVWP 105% Value Home Warranty.
          ------------------------------

          The RVWP 105% Value Home Warranty guarantees that the value of a residential property (home or condominium) will increase in value by 5% in five years from the date of purchase. It allows the purchaser to exercise the warranty on the fifth anniversary of the original purchase.


iii.      RVWP 110% Value Condominium Warranty.
          -------------------------------------

          The RVWP 110% Value Condominium Warranty guarantees that the value of the condominium unit will increase in value by 10% in ten years from the date of purchase. It allows the purchaser to exercise the warranty on the tenth anniversary of the original purchase.

In all cases the Home Warranty Program is addressed to a middle-class buyer, with the present value cap of $700,000 per property. The product is priced as a percentage of purchase price (between 1.25% and 2%, depending on the Program chosen).

The New Board of Directors
---------------------------

Kevin Hamilton, age 43, has been appointed Chief Executive Officer, Chairman of the Board of Directors and President of the Company. He has established himself as an innovative manager in the North American home value warranty industry over the past few years. Kevin Hamilton has served in the Canadian Armed Forces.

Boyd Soussana, age 42, has also been appointed a director of the Company. He is also Vice President of CreditorLife.com a financial services company.

Valeri Guilis, age 44, has been appointed Secretary/Treasurer and Chief Financial Officer of the Company. He has worked as a construction and property management accountant, general accountant, and controller.

The Honourable John Roberts P.C., age 72, has been appointed a Director of the Company. He has served as Secretary of State in the Canadian Federal Cabinet and is a Privy Counsellor.

The entire equivalent issued and outstanding securities of 1604494 Ontario Inc. were acquired from the shareholders of 1604494 Ontario Inc. There was no material relationship between the shareholders of 1604494 Ontario Inc. and the Company or any of its affiliates, any director or officer of the Company or any associate of any director or officer of the Company with the exception of Kevin Hamilton who acquired beneficial ownership of 20,085,667 common shares in the capital of the Company through a corporation he controls.

The source of the consideration used to acquire the entire equivalent issued and outstanding securities of 1604494 Ontario Inc. was the issuance of securities from the treasury of the Company.

Divestiture of Diamond Exploration Subsidiary
---------------------------------------------

Coincident with acquisition of the home warranty insurance business, the Company divested all of the issued and outstanding shares of its previously wholly owned subsidiary, Condor Diamond Corp., to Condor Gold Corp.


ITEM 8 (8.01) - OTHER EVENTS

Pursuant to the Stock Exchange Agreement and a registration statement filed on Form 14-3 with the Securities and Exchange Commission, the Corporation changed its name from Dialex Minerals Inc. to Reliant Home Warranty Corporation and undertook a reverse split of its outstanding shares on the basis of one (1) new share for twenty-two (22) old shares reducing its outstanding shares from 44,438,786 to 2,019,945 prior to the acquisition of 1604494 Ontario Inc.


ITEM 9 (9.01) - FINANCIAL STATEMENTS AND EXHIBITS

The financial statements required by this item in relation to the acquisition described in Item 2 of this Form will be filed on or before May 23, 2005.


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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RELIANT HOME WARRANTY CORPORATION
                                             (Registrant)

                                             /s/ Kevin Hamilton
                                             ---------------------------------
Date:  March 28, 2005                        Kevin Hamilton
                                             Chief Executive Officer*

*Print name and title of the signing officer under his signature.





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